American Customer Satisfaction ETF
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Communication Services - 10.3%
23,559	Pinterest, Inc. - Class A (a)	$1,552,538
14,136	T-Mobile US, Inc. (a)	1,906,240
26,738	Verizon Communications, Inc.	1,570,857
155,107	Vonage Holdings Corporation (a)	1,997,003
		7,026,638
	Consumer Discretionary - 20.0%
1,005	Chipotle Mexican Grill, Inc. (a)	1,393,644
18,752	Etsy, Inc. (a)	3,336,169
28,157	Hilton Worldwide Holdings, Inc.	3,132,748
46,860	L Brands, Inc.	1,742,723
42,826	Levi Strauss & Company - Class A	859,946
4,477	Ulta Beauty, Inc. (a)	1,285,615
10,440	Walt Disney Company	1,891,519
		13,642,364
	Consumer Staples - 13.9%
5,325	Clorox Company	1,075,224
6,275	Costco Wholesale Corporation	2,364,294
15,884	Hershey Company	2,419,610
16,570	PepsiCo, Inc.	2,457,331
7,995	Walmart, Inc.	1,152,479
		9,468,938
	Financials - 13.5%
8,101	Berkshire Hathaway, Inc. - Class B (a)	1,878,379
10,296	Capital One Financial Corporation	1,017,760
63,506	Charles Schwab Corporation	3,368,358
7,899	JPMorgan Chase & Company	1,003,726
40,539	MetLife, Inc.	1,903,306
		9,171,529
	Health Care - 7.0%
5,480	Humana, Inc.	2,248,280
7,253	UnitedHealth Group, Inc.	2,543,482
		4,791,762
	Industrials - 7.9%
9,197	FedEx Corporation	2,387,725
63,458	Southwest Airlines Company	2,957,777
		5,345,502

		Information Technology - 23.8%
1,574		Alphabet, Inc. - Class C (a)	2,757,459
1,722		Amazon.com, Inc. (a)	5,608,433
40,385		Apple, Inc.	5,358,686
3,703		Microsoft Corporation	823,621
3,015		Netflix, Inc. (a)	1,630,301
			16,178,500
		Utilities - 3.6%
8,196		Atmos Energy Corporation	782,144
38,604		CenterPoint Energy, Inc.	835,391
10,954		NextEra Energy, Inc.	845,101
			2,462,636
		TOTAL COMMON STOCKS (Cost $58,600,238)	68,087,869

		SHORT-TERM INVESTMENTS - 0.0% (b)
20,549		First American Government Obligations Fund - Class X, 0.04% (c)	20,549
		TOTAL SHORT-TERM INVESTMENTS (Cost $20,549)	20,549
		TOTAL INVESTMENTS - 100.0% (Cost $58,620,787)	68,108,418
		Liabilities in Excess of Other Assets - (0.0)% (b)	(12,568)
		NET ASSETS - 100.0%	$68,095,850

		Percentages are stated as a percent of net assets.
		The Fund’s security classifications are defined by the Fund Advisor.
	(a)	Non-income producing security.
	(b)	Represents less than 0.05% of net assets.
	(c)	Rate shown is the annualized seven-day yield as of December 31, 2020.

Summary of Fair Value Disclosure at December 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$68,087,869	$-	$-	$68,087,869
Short-Term Investments	20,549	-	-	20,549
Total Investments in Securities	$68,108,418	$-	$-	$68,108,418
^ See Schedule of Investments for breakout of investments by sector classifications.

For the period ended December 31, 2020, the Fund did not recognize any transfers to or from Level 3.